INDEMNIFICATION AGREEMENT
This Indemnification Agreement

(this “Agreement”) is

made as of [

], by and between

Lesaka Technologies,

Inc., a Florida
corporation

(the

“Corporation”),

and

[

]

(“Indemnitee”).

Capitalized

terms

used,

but

not

otherwise

defined

herein,

shall

have

the
meanings set forth in Section 1.
RECITALS
A.
Highly competent and

qualified persons have

become more reluctant

to serve corporations

as directors, officers

or
in other capacities unless they are provided with adequate protection through insurance coverage or adequate indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporation.
B.
The Board of Directors

of the Corporation (the

“Board”) has determined that,

in order to

attract and retain competent
and qualified individuals,

the Corporation will

seek to maintain

on an ongoing

basis, at its

sole expense, directors’

and officers’ liability
insurance to protect persons serving the Corporation and its subsidiaries from certain liabilities. However, as a result of changes in the
marketplace for insurance it has become increasingly difficult to obtain directors’ and officers’ liability insurance

on terms providing
reasonable

protection at

reasonable cost.

The uncertainties

relating to

directors’ and

officers’

liability insurance

have increased

the
difficulty of attracting and retaining such persons.
C. The Board has determined that the potential inability to attract and retain highly competent and qualified persons to serve the Corporation would

be detrimental to the

best interests of

the Corporation and its

shareholders and that the

Corporation should
act to assure such persons that there will be increased certainty of adequate protection against risks of claims and actions against them arising out of their service to and activities on behalf of the Corporation in the future.
D.
The Board has determined that

it is reasonable, prudent

and necessary for the Corporation to

contractually obligate
itself to indemnify,

and to advance

expenses on behalf

of, such persons

to the fullest extent

permitted by applicable

law so that they
will serve or continue to serve the Corporation free from undue concern that they will not be so indemnified.
E.
Indemnitee has

agreed to

serve the

Corporation in

an officer

and/or director

capacity provided

that Indemnitee

is
provided

the

protections

available

under

this

Agreement,

the

Corporation’s

Amended

and

Restated

Articles

of

Incorporation

(as
amended

and

restated

from

time

to

time,

the

“Articles

of

Incorporation”),

the

Corporation’s

Amended

and

Restated

Bylaws

(as
amended and restated from time to time, the “Bylaws”) and directors’ and officers’ liability insurance coverage that is adequate in the present circumstances.
F.
This Agreement is a supplement

to and in furtherance of any

protections provided by the Articles of

Incorporation,
the Bylaws

and any

resolutions adopted

pursuant thereto,

and shall

not be deemed

a substitute

therefor,

nor to diminish

or abrogate
any

rights

of

Indemnitee

thereunder.

In

addition,

Indemnitee

will

be

entitled

to

indemnification

pursuant

to

the

Florida

Business
Corporation Act.
NOW THEREFORE, in consideration of the foregoing and the covenants, promises and representations set forth herein, and for other good

and valuable consideration,

including Indemnitee’s

agreement to serve

as a director

and/or officer of

the Corporation
after the date hereof, and intending to be legally bound hereby,

the parties hereto agree as follows:
1.
Certain Definitions

for Purposes of

this Agreement.

The following

terms as used

in this Agreement

shall have the
meanings set forth below.
(a)
“Change in Control” shall have occurred if, during any period of two consecutive years, individuals who at
the beginning of that

period constitute the Board

of the Corporation cease

for any reason to constitute

at least a majority

of it, unless
the election of each new Director

was approved in advance by a

vote of at least a

majority of the Directors then still

in office who were
Directors at the beginning of the period.
(b)
“Corporation” includes any domestic or foreign predecessor

entity of the Corporation in a merger

or other
transaction in which the predecessor’s existence ceased on consummation of the transaction.
(c)
“Director” means an

individual who is

or was a

director of the

Corporation or an

individual who, while

a
director of the Corporation, is or was serving at the Corporation’s request as a director, officer,

partner, trustee, employee, or agent of
another foreign

or domestic

corporation, partnership,

limited liability

company,

joint venture,

trust, employee

benefit plan,

or other
entity.

A Director

is considered

to be

serving an

employee benefit

plan at

the Corporation’s

request if

that Director’s

duties

to the
Corporation also impose duties on, or otherwise involve services by,

him or her to the plan or to participants in or beneficiaries of the plan.

The term includes, unless

the context otherwise requires,

the estate, heirs,

executors, administrators, and personal

representatives
of a director.

Exhibit 10.4

(d)
“Disinterested Director”

or “Disinterested

Officer” means

a Director

or Officer,

respectively,

who at

the
time of a vote or selection referred to in Section 4(b) or 5(c) is not a party to the Proceeding.
(e)
“Enterprise”

means

(i)

the

Corporation,

(ii)

any

other

corporation,

partnership,

joint

venture,

trust,
employee benefit plan

or other enterprise that

is an affiliate or

wholly or partially owned

subsidiary of the Corporation

and of which
Indemnitee is or was serving as a

director, trustee, general

partner, managing member,

officer, employee, agent

or fiduciary,

and (iii)
any other corporation,

partnership, limited liability

company,

joint venture, trust,

employee benefit plan

or other enterprise

of which
Indemnitee is or was

serving at the express

written request of the

Corporation as a director, trustee, general

partner, managing member,
officer, employee, agent or

fiduciary.
(f)
“Expenses”

includes

all

reasonable

counsel

fees,

retainers,

court

costs,

transcript

costs,

fees

of

experts,
witness fees, travel

expenses, duplicating

costs, printing and

binding costs, telephone

charges, postage, delivery

service fees, and

all
other disbursements or

expenses of the types

customarily incurred in connection

with prosecuting, defending, preparing

to prosecute
or

defend,

investigating,

being

or preparing

to be

a

witness in,

or otherwise

participating

in,

a Proceeding,

including any

appeals.
Expenses also shall include

Expenses incurred in connection with

any appeal resulting from any

Proceeding, including the premium,
security for,

and other costs relating

to any cost bond,

supersede as bond, or

other appeal bond or

its equivalent. Expenses,

however,
shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.
(g)
“Independent Legal Counsel” means

a law firm, or a member

of a law firm, that is

experienced in matters
of corporation law

and neither presently

is, nor in

the past five

years has been,

retained to represent:

(i) the Corporation,

(ii) Indemnitee,
(iii) any

affiliate of

the Corporation

or Indemnitee,

(iv) any

member of

Indemnitee’s

immediate family,

(v) any

company of

which
Indemnitee is an

executive officer,

in each case in

any matter material to

such party,

or (vi) any other

party to the Proceeding

giving
rise to a claim for indemnification hereunder. Notwithstanding the foregoing,

the term “Independent Legal Counsel” shall not include
any

person

who,

under

the

applicable

standards

of

professional

conduct

then

prevailing,

would

have

a

conflict

of

interest

in
representing either the Corporation or Indemnitee in an action to determine

Indemnitee’s rights under this Agreement.
(h)
“Liability”

includes

the

obligation

to

pay

a

judgment,

settlement,

penalty,

fine

(including

an

excise

tax
assessed with respect to an employee benefit plan), or reasonable Expenses actually incurred with respect to a Proceeding.
(i)
“Officer” means

an individual who is

or was an officer

of the Corporation or

an individual who,

while an
officer of the

Corporation, is or was serving

at the Corporation’s

request as a director,

officer, partner,

trustee, employee, or agent

of
another foreign

or domestic

corporation, partnership,

limited liability

company,

joint venture,

trust, employee

benefit plan,

or other
entity.

An Officer

is considered

to be

serving

an employee

benefit

plan

at

the Corporation’s

request

if that

Officer’s

duties

to

the
Corporation also impose duties on, or otherwise involve services by,

him or her to the plan or to participants in or beneficiaries of the plan.

The term includes, unless

the context otherwise requires,

the estate, heirs,

executors, administrators, and personal

representatives
of an officer.
(j)
“Proceeding”

includes

any

threatened,

pending

or

completed

action,

suit,

arbitration,

alternate

dispute
resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought

by

or

in

the

right

of

the

Corporation

or

other

Enterprise

or

otherwise

and

whether

civil,

criminal,

administrative

or
investigative, in which Indemnitee

was, is or will be

involved as a party

or otherwise, by reason

of the fact that Indemnitee

is or was
an officer

or director of

the Corporation, by

reason of any

action taken by

Indemnitee or of

any inaction on

Indemnitee’s

part while
acting

as an

officer

or director

of the

Corporation,

or by

reason of

the fact

that Indemnitee

is or

was serving

at the

request

of the
Corporation as a director, officer, employee, agent or fiduciary of another Enterprise; in each case whether or not Indemnitee is acting or serving in

any such capacity

at the time

any liability or

expense is incurred

for which indemnification

can be provided

under this
Agreement; including one pending on or before the date of this Agreement, but excluding one initiated by Indemnitee pursuant to this
Agreement to enforce Indemnitee’s rights

under this Agreement.
(k)
“Reviewing

Party”

shall

mean

the

person

or

persons

making

the

entitlement

determination

pursuant

to
Section 5 of this Agreement, and shall not include a court making any determination under this Agreement or otherwise.
2. Basic Indemnification Arrangement.
(a)
Obligation to Indemnify;

Standard of Conduct. Except

as provided in Sections

2(e), 2(f), 2(g) or

7 below,
the Corporation shall indemnify Indemnitee and hold harmless Indemnitee,

to the fullest extent authorized or permitted by applicable
law, in the event Indemnitee is

made a party

to a Proceeding because

he or she

is or was

a Director or Officer, against Liability

incurred
in the Proceeding if:
(1) Indemnitee acted in good faith;
(2)
Indemnitee acted

in a manner

he or she

reasonably believed to

be in, or

not opposed

to, the best
interests of the Corporation; and
(3)
in the case of

any criminal Proceeding,

Indemnitee had no

reasonable cause to

believe his or

her
conduct was unlawful.

(b)
Service with Respect to Employee Benefit Plan. Indemnitee’s conduct with respect to an employee benefit
plan for a purpose he or she believed to be in the

interests of the participants in, and beneficiaries of, the plan is conduct that satisfies
the requirement of Section 2(a)(2).
(c)
Reliance as Safe Harbor. For purposes

of any determination hereunder, Indemnitee shall

be deemed to have
acted in good faith and

in a manner reasonably believed to

be in or not

opposed to the best interests

of the Corporation, or, with respect
to any criminal

Proceeding, to have

had no reasonable

cause to believe

Indemnitee’s

conduct was unlawful,

if Indemnitee’s

conduct
was based primarily

on: (i) the

records or books

of account of

the Corporation

or relevant entity,

including financial

statements, (ii)
information supplied to Indemnitee by the officers of the Corporation or relevant entity in the course of their duties, (iii) the advice of legal counsel for the Corporation or relevant entity, or (iv) information or records given or reports made to the Corporation or relevant
entity by an

independent certified public

accountant, or by

an appraiser or

other expert selected

with reasonable care

by the Corporation
or relevant entity. The provisions of

this Section 2(c) shall

not be deemed to

be exclusive or to

limit in any

way the other circumstances
in which Indemnitee may be deemed to have met the relevant standard of conduct set forth in this Agreement.
(d)
Termination

of

Proceeding

Not

Determinative.

The

termination

of

a

Proceeding

by

judgment,

order,
settlement, or conviction,

or upon

a plea

of nolo

contendere or

its equivalent shall

not, of

itself, create a

presumption or be

determinative
that Indemnitee is not entitled to indemnification or reimbursement of Expenses hereunder or otherwise.
(e)
Limits on Indemnification. Unless, and then only to the extent that, a court of competent jurisdiction acting
pursuant to Section 6 of this Agreement or Section 607.0854

of the Florida Business Corporation Act, determines that,

in view of the
circumstances

of

the

case,

Indemnitee

is

fairly

and

reasonably

entitled

to

indemnification,

the

Corporation

shall

not

indemnify
Indemnitee under this Agreement:
(1)
in

connection

with

a

Proceeding

by

or

in

the

right

of

the

Corporation,

except

for

reasonable
Expenses (including an

excise tax assessed

with respect to

an employee

benefit plan) and amounts

paid in settlement

not exceeding,
in the

judgment of

the Board,

the estimated

expense of

litigating the

Proceeding to

conclusion, actually

and reasonably

incurred in
connection with the defense or settlement of the Proceeding, including any appeal thereof; or
(2)
in connection

with a

Proceeding by

or in

the right

of the

Corporation with

respect to

any claim,
issue or matter as to which Indemnitee shall have been adjudged liable to the Corporation.
(f)
Proceeding

Brought by

Indemnitee. Notwithstanding

any other

provision of

this Agreement,

Indemnitee
shall not

be entitled

to indemnification

or advancement

of Expenses

under this

Agreement with

respect to

any Proceeding

or claim
brought or

made by

Indemnitee against

the Corporation

or its

Directors, Officers,

employees or

other indemnitees,

other than

(i) a
Proceeding or claim seeking or defending Indemnitee’s right to indemnification or advancement of Expenses pursuant to Section 6 of
this Agreement or otherwise, or (ii) a Proceeding authorized by the Board prior to its initiation.
(g)
Settlements. The

Corporation acknowledges

that a settlement

or other disposition

short of final

judgment
may be successful if it

permits a party to avoid expense,

delay, distraction, disruption and uncertainty. In the event that any Proceeding to which Indemnitee is a party is

resolved in any manner other than

by adverse judgment against Indemnitee

(including settlement of
such Proceeding with or

without payment of money

or other consideration) it

shall be presumed that

Indemnitee has been successful
on the merits or

otherwise in such

Proceeding. Anyone seeking

to overcome this presumption

shall have the burden

of proof and the
burden of persuasion by clear and convincing evidence.
(h)
Mandatory Indemnification.

The Corporation

shall indemnify

Indemnitee to

the extent

that he

or she

has
been wholly successful,

on the merits or

otherwise, in the

defense of any Proceeding

to which Indemnitee

was a party,

or in defense
of any claim, issue or matter, because Indemnitee is or was a Director or Officer, against reasonable Expenses incurred by Indemnitee in connection with the Proceeding.
3. Contribution.
(a) Whether or not the indemnification provided hereunder is available, in respect of any Proceeding in which the Corporation is

jointly liable with

Indemnitee (or would

be if joined

in such Proceeding),

the Corporation shall

pay the entire

amount
of

any

Expenses,

judgments,

penalties,

fines

or

amounts

paid

or

to

be

paid

in

settlement

of

such

Proceeding

without

requiring
Indemnitee to

contribute to such

payment and the

Corporation hereby

waives and relinquishes

any right of

contribution it may

have
against Indemnitee.

The Corporation

shall not enter

into any settlement

of any

Proceeding in

which the Corporation

is jointly liable
with Indemnitee

(or would be

if joined

in such Proceeding)

unless such

settlement provides

for a

full and

final release of

all claims
asserted against Indemnitee without any injunction or other equitable relief being imposed against Indemnitee.
(b)
Without

diminishing

or

impairing

the

obligations

of

the

Corporation

set

forth

in

the

preceding
subparagraph, if, for

any reason, Indemnitee

shall elect or be

required to pay

all or any portion

of any judgment or

settlement in any
Proceeding in which the Corporation is

jointly liable with Indemnitee (or would

be if joined in such

Proceeding), the Corporation shall
contribute to the amount of Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by

Indemnitee in proportion to

the relative benefits received

by the Corporation and

all officers, directors or

employees
of the Corporation,

other than Indemnitee,

who are jointly

liable with Indemnitee

(or would be

if joined in

such Proceeding),

on the

one hand,

and Indemnitee,

on the

other hand,

from the

transaction from

which such

Proceeding arose;

provided, however,

that the
proportion determined on the basis of relative benefit may,

to the extent necessary to conform to law, be further adjusted by reference to the relative fault

of the Corporation and

all officers, directors or employees

of the Corporation other than

Indemnitee who are jointly
liable with Indemnitee (or would

be if joined in such Proceeding),

on the one hand, and Indemnitee,

on the other hand, in connection
with

the

events

that

resulted

in

such

Expenses,

judgments,

penalties,

fines

or

settlement

amounts,

as

well

as

any

other

equitable
considerations which the Florida Business Corporation Act may require to be considered. The relative fault of the Corporation and all officers,

directors

or employees

of the

Corporation,

other

than Indemnitee,

who are

jointly liable

with Indemnitee

(or would

be if
joined in

such Proceeding),

on the

one hand,

and Indemnitee,

on the

other hand,

shall be

determined

by reference

to, among

other
things,

the

degree

to

which

their

actions

were

motivated

by

intent

to

gain

personal

profit

or

advantage,

the

degree

to

which

their
liability is primary or secondary and the degree to which their conduct is active or passive.
(c)
The Corporation hereby agrees

to indemnify and hold

harmless Indemnitee from any

claims of contribution
which may be

brought by officers,

directors or employees

of the Corporation,

other than Indemnitee,

who may be jointly

liable with
Indemnitee.
4. Advances for Expenses.
(a)
Obligations and

Requirements. The

Corporation shall

advance, to

the extent not

prohibited by

applicable
law,

the Expenses

incurred by

or on

behalf of

Indemnitee in

connection with

any Proceeding,

and such

advancement shall

be made
within thirty

(30) days after

the receipt by

the Corporation

of any

statement requesting

such advances

(which shall include

invoices
received by Indemnitee in connection with such Expenses but,

in the case of invoices in connection with

legal services, any references
to legal work performed or to expenditures made that

would cause Indemnitee to waive any privilege accorded by

applicable law shall
not be included with the invoice) from time to time, whether prior to or after final disposition of any Proceeding.

Any such statement
shall reasonably

evidence the

Expenses

incurred by

Indemnitee. Advances

shall be

unsecured

and interest

free.

Advances shall

be
made

without

regard

to

Indemnitee’s

ability

to

repay

the

expenses

and

without

regard

to

Indemnitee’s

ultimate

entitlement

to
indemnification

under

the

other

provisions

of

this

Agreement.

Advances

shall

include

any

and

all

reasonable

Expenses

incurred
pursuing

an

action

to

enforce

this

right

of

advancement,

including

Expenses

incurred

preparing

and

forwarding

statements

to

the
Corporation to support the

advances claimed. Indemnitee shall

qualify for advances upon

the execution and

delivery to the

Corporation
of this Agreement, subject to the condition that if and to the extent that it is ultimately determined by a court of competent jurisdiction in

a

final

judgment,

not

subject

to

appeal,

that

Indemnitee

is

not

entitled

to

be

indemnified

by

the

Corporation,

Indemnitee

shall
undertake to

the fullest

extent permitted

by law

to repay

the advance.

Such undertaking

shall be

an unlimited

general obligation

of
Indemnitee but need not be secured and shall be accepted without reference to Indemnitee’s financial

ability to make repayment. The
right

to

advances

under

this Section

4

shall

in

all

events

continue

until

final

disposition

of

any

Proceeding,

including

any

appeal
thereof.
(b)
Evaluation of Reasonableness

of Expenses. Evaluation

as to reasonableness of

Expenses of Indemnitee

in
the specific case shall be made in the same manner as the determination that indemnification is permissible, as described in Section 5 below,

except that if

the determination is

made by Independent

Legal Counsel, evaluation

as to reasonableness

of Expenses shall

be
made

by

those

entitled

under

Section

5(c)(3)

to

select

Independent

Legal

Counsel.

Notwithstanding

the

foregoing

sentence,

any
Expenses claimed by Indemnitee

shall be deemed

reasonable if the Reviewing

Party fails to

make the reasonableness evaluation within
thirty (30) days following the Corporation’s

receipt of invoices for specific Expenses to be reimbursed or advanced.
5.
Authorization of and Determination of Entitlement to Indemnification

.
(a)
Entitlement

Determination.

The

Corporation

and

Indemnitee

acknowledge

that

indemnification

of
Indemnitee

under

Section

2

of

this

Agreement

has

been

pre-authorized

by

the

Corporation

as

permitted

by

the

Florida

Business
Corporation Act.

Nevertheless, the

Corporation shall

not indemnify

Indemnitee under

Section 2 unless

a separate determination

has
been made in the specific case that indemnification of Indemnitee is permissible in the circumstances because Indemnitee has met the relevant standard of conduct set forth in Section 2(a);

provided, however, that: (i) no

such entitlement decision need be made prior to
the advancement of

Expenses; and (ii) regardless

of the result or

absence of any such

determination, the Corporation

shall make any
indemnification mandated by Section 2(h) above.
(b)
Request for Indemnification or Advance. To

obtain indemnification (including advancement of Expenses)
under this Agreement, Indemnitee

shall submit to the

Corporation a written request,

including therein or therewith

such documentation
and

information

as

is

reasonably

available

to

Indemnitee

and

is

reasonably

necessary

to

determine

whether

and

to

what

extent
Indemnitee

is

entitled

to

indemnification.

The

Secretary

of

the

Corporation

shall,

promptly

upon

receipt

of

such

a

request

for
indemnification, advise the Board in writing that Indemnitee has requested indemnification.
(c)
Reviewing Party. The

determination referred to in Section 5(a) shall be made, at the election of the Board, by any of

the following Reviewing

Parties (unless a

Change in Control

shall have occurred

after Indemnitee first

began serving

as a
Director or Officer, in which case Indemnitee shall be entitled to designate that the determination shall be made by Independent Legal
Counsel selected in the manner set forth in Section 5(d) below):
(1)
If

there

are

two

or

more

Disinterested

Directors,

by

the

Board

by

majority

vote

of

all

of

the
Disinterested Directors, a majority of whom shall for such purposes constitute a quorum; or

(2)
by a

majority vote

of a

committee consisting

of two

or more

Disinterested Directors

designated
by the Board pursuant to a vote in accordance with Section 5(c)(1);

or
(3)
by Independent

Legal Counsel:

(A) Selected

in the manner

prescribed in

paragraph (1)

or (2)

of
this Section 5(c); or (B) if

there are fewer than two (2)

Disinterested Directors,

selected by the Board, in which

selection directors who
do not qualify as Disinterested Directors may participate; or
(4) by the shareholders of the Corporation, by a majority vote of a quorum consisting of shareholders who were not Parties to

that Proceeding or,

if no such quorum is obtainable,

by a majority vote of shareholders

who were not Parties
to that Proceeding.
(d)
Selection

of

Counsel

after

Change

in

Control.

If

a

Change

in

Control

shall

have

occurred,

Independent
Legal

Counsel

shall

be

selected

by

Indemnitee

(unless

Indemnitee

requests

that

the

selection

be

made

in

the

manner

described

in
Section

5(c)(3)),

and

Indemnitee

shall

give

written

notice

to

the

Corporation

advising

it

of

the

identity

of

the

Independent

Legal
Counsel so selected. In either event, Indemnitee or the Corporation, as the case may be, may, within fifteen (15) days after the written notice of selection has been given, deliver to the Corporation or to Indemnitee, as the case may be, a written

objection to the selection;
provided, however, that the objection may

be asserted only on the ground that the counsel so selected does not meet the requirements of “Independent Legal Counsel” as

defined in Section 1 of this Agreement.

The objection shall set forth with

particularity the factual
basis of

the assertion. If

a written objection

is made

and substantiated, the

counsel selected may

not serve as

Independent Legal Counsel
unless and until

the objection is

withdrawn or

a court has

determined that

the objection is

without merit.

If, within

fifteen (15) days
after submission by

Indemnitee of a written

request for indemnification,

no Independent Legal

Counsel shall have been

selected and
not objected to, either the Corporation or Indemnitee may petition the court conducting the Proceeding, or another court of competent jurisdiction,

for resolution

of any

objection that

shall have

been made

by the

Corporation or

Indemnitee to

the other’s

selection of
Independent Legal Counsel and/or

for the appointment as Independent

Legal Counsel of a person

selected by the court or by

another
person that

the court

shall designate,

and the

person with

respect to

whom all

objections are

so resolved

or the

person so

appointed
shall act as Independent Legal Counsel under Section 5(c).
(e)
Cooperation

by

Indemnitee.

Indemnitee

shall

cooperate

with

the

Reviewing

Party

with

respect

to

its
determination

of

Indemnitee’s

entitlement

to

indemnification,

including

providing

to

the

Reviewing

Party

on

reasonable

advance
request

any documentation

or information

which

is not

privileged

or otherwise

protected

from disclosure

and

which is

reasonably
available to Indemnitee and

reasonably necessary to the determination.

Any Expenses incurred by Indemnitee

in so cooperating with
the

Reviewing

Party

shall

be

borne

by

the

Corporation,

regardless

of

the

determination

as

to

Indemnitee’s

entitlement

to
indemnification.
(f)
If

the

Reviewing

Party

shall

not

have

made

a

determination

within

sixty

(60)

days

after

receipt

by

the
Corporation of the request

therefor, the

requisite determination of entitlement

to indemnification shall be deemed

to have been made
and Indemnitee shall be entitled to such indemnification

absent (i) a misstatement by Indemnitee of a material

fact, or an omission of
a material fact

necessary to make

Indemnitee’s statement not materially misleading, in

connection with the

request for indemnification,
or (ii)

a prohibition

of such

indemnification under

applicable law;

provided, however,

that (x)

such 60-day

period may

be extended
for a reasonable time,

not to exceed an

additional thirty (30) days,

if the Reviewing Party

in good faith requires

such additional time
to obtain or evaluate documentation and/or information relating thereto; and (y) that the foregoing provisions of this Section 5(f) shall not apply

if the determination

of entitlement

to indemnification

is to be

made by

the shareholders

pursuant to Section

5(c)(4) and if
(A)

within

fifteen

(15)

days after

receipt

by

the Corporation

of

the request

for

such determination,

the Board

or

the Disinterested
Directors, if appropriate, resolve to submit such determination to the shareholders for their consideration at an annual meeting thereof to

be

held

within

seventy-five

(75)

days

after

such

receipt

and

such

determination

is

made

thereat,

or

(B)

a

special

meeting

of
shareholders is

called within fifteen

(15) days after

such receipt for

the purpose of

making such determination,

such meeting is

held
for such purpose within sixty (60) days after having been so called and such determination is made thereat.
(g) Other.
(i)
In making a

determination with respect

to entitlement

to indemnification hereunder, the

Reviewing
Party

shall

presume

that

Indemnitee

is

entitled

to

indemnification

under

this

Agreement,

and

anyone

seeking

to

overcome

this
presumption shall have the burden

of proof and the burden of

persuasion by clear and convincing

evidence. Neither the failure of the
Corporation (including

by its directors

or Independent

Legal Counsel)

to have made

a determination

prior to

the commencement

of
any action pursuant to this

Agreement that indemnification is proper

in the circumstances because Indemnitee

has met the applicable
standard of

conduct, nor

an actual

determination by

the Corporation

(including by

its directors

or Independent

Legal Counsel)

that
Indemnitee has

not met

such applicable

standard of

conduct, shall

create a

presumption that

Indemnitee has

not met

the applicable
standard of conduct.
(ii)
The

Reviewing

Party,

however

chosen,

shall

make

the

requested determination

as promptly

as
reasonably practicable after a request for indemnification is presented.
(iii)
Any determination

by Independent

Legal Counsel

under this

Section 5

shall be

delivered in

the
form of a written opinion to the Board with a copy to Indemnitee.

(iv)
The Corporation shall pay any

and all reasonable fees and

expenses of Independent Legal Counsel
incurred by

the counsel

in connection

with acting

pursuant to

this Section

5, and

the Corporation

shall pay

all reasonable

fees and
expenses incident to the procedures of this Section 5, regardless of the manner in which such Independent Legal Counsel was selected or appointed.
(v)
On

the

due

commencement

of

any

action

to

seek

court-ordered

indemnification

pursuant

to
Section 6 of this Agreement, Independent

Legal Counsel shall be discharged and relieved

of any further responsibility in that

capacity,
subject to the applicable standards of professional conduct then prevailing.
6. Court-Ordered Indemnification and Advances for Expenses.
(a)
Procedure. If Indemnitee is

a party to

a Proceeding, he

or she may

apply for indemnification

or for advances
for Expenses to the court conducting the Proceeding

or to another court of competent jurisdiction. For

purposes of this Agreement, the
Corporation consents to personal jurisdiction and venue in any court in which is pending a Proceeding to which Indemnitee is a party.
Regardless

of

any

determination

by

the

Reviewing

Party

that

Indemnitee

is

not

entitled

to

indemnification

or

to

advancement

of
Expenses or as to the reasonableness of Expenses, and regardless of any failure by the Reviewing Party to make a determination as to the entitlement

or the

reasonableness of

Expenses, the

court’s

review shall

be a

de novo

review.

After receipt

of an

application and
after giving any notice it considers necessary,

the court may:
(1)
order indemnification

or the

advance for

Expenses if

it determines

that Indemnitee

is entitled

to
indemnification or to advance for Expenses under this Agreement, the

Florida Business Corporation Act or otherwise; or
(2) order indemnification or the advance for Expenses if it determines that, in view of all the relevant circumstances,

it

is

fair

and

reasonable

to

indemnify

Indemnitee,

or

to

advance

Expenses

to

Indemnitee,

regardless

of

whether
Indemnitee

has the

relevant

standard of

conduct, complied

with the

requirements

for

advancement

of Expenses,

or been

adjudged
liable in a Proceeding referred to in Section 2(e) above

(in which case any court-ordered indemnification may be subject to limitations under the Florida Business Corporation Act).
(b)
Payment of

Expenses to

Seek Court-Ordered

Indemnification.

If the

court determines

that Indemnitee

is
entitled

to

indemnification

or to

advance

for

Expenses,

the

Corporation

shall

pay

Indemnitee’s

reasonable

Expenses

to

obtain

the
court-ordered indemnification or advance for Expenses.
7.
Limitations on Indemnification. Regardless of whether

Indemnitee has met the

relevant standard of conduct

set forth
in Section 2(a), nothing in

this Agreement shall require or

permit indemnification of Indemnitee for any

Liability or Expenses incurred
in a Proceeding in which a judgment or other

final adjudication establishes that Indemnitee’s actions or omissions to act were material to the cause of action so adjudicated and constitute:
(a)
a violation of criminal

law, unless Indemnitee had reasonable

cause to believe

his or her

conduct was lawful
or had no reasonable cause to believe his or her conduct was unlawful;
(b)
a transaction

from which

Indemnitee derived

an improper

personal benefit,

including, without

limitation,
any benefits received through the

purchase and sale by

Indemnitee of securities of

the Corporation within the

meaning of Section 16(b)
of the Securities

Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law;
(c)
in the

case of

a Director,

a circumstance

under which

the liability

provisions of

Section 607.0834

of the
Florida Business Corporation Act are applicable; or
(d)
willful

or

intentional

misconduct

or

a

conscious

disregard

for

the

best

interests

of

the

Corporation

in

a
Proceeding by or in the right of

the Corporation to procure a judgment in

its favor or in a Proceeding

by or in the right of

a shareholder
of the Corporation.
8.
Vested

Rights; Specific Performance. No amendment to the Articles of Incorporation or Bylaws of the Corporation
or any

other corporate

action shall

in any

way limit

Indemnitee’s

rights under

this Agreement.

In any

Proceeding brought

by or

on
behalf of

Indemnitee

to specifically

enforce

the provisions

of this

Agreement,

the Corporation

waives the

claim or

defense in

that
Proceeding that the plaintiff or claimant has an adequate remedy at law, and the Corporation shall not urge in any such Proceeding the claim or defense that an adequate

remedy at law exists. The provisions

of this Section 8, however,

shall not prevent Indemnitee from
seeking a remedy at law in connection with any breach of this Agreement.
9.
Liability Insurance. To

the extent the Corporation

maintains an insurance policy

or policies providing directors’

or
officers’ liability

insurance, Indemnitee shall

be covered by that

policy or those

policies, in accordance

with its or their

terms, to the
maximum

extent

of

the

coverage

provided

under

that

policy

or

those

policies

in

effect

for

any

other

Director

or

Officer

of

the
Corporation, as the case may be.
10.
Witness Fees. Notwithstanding any

other provision in

this Agreement, to

the extent

that Indemnitee is

made a witness
in

any

Proceeding

to

which

Indemnitee

is

not

a

party,

because

he

or

she

is

or

was

a

Director

or

Officer,

the

Corporation

hereby

indemnifies and holds

harmless Indemnitee against

all Expenses actually

and reasonably incurred

by Indemnitee or

on Indemnitee’s
behalf in connection therewith.
11.
Security for Indemnification

Obligations. The Corporation

may at any time

and in any manner,

at the discretion of
the Board, secure the Corporation’s

obligations to indemnify or advance Expenses to Indemnitee pursuant to this Agreement.
12.
Non-exclusivity,

No Duplication of

Payments. The rights

of Indemnitee under

this Agreement shall

be in addition
to any other

rights with respect

to indemnification, advancement of

Expenses or otherwise

that Indemnitee may have

under the Articles
of Incorporation or Bylaws,

the Florida Business Corporation

Act or otherwise; provided,

however, that

the Corporation shall not

be
liable under this Agreement to make any payment to

Indemnitee under this Agreement to the extent Indemnitee has otherwise actually
received

payment (under

any insurance

policy,

provision

of the

Articles of

Incorporation

or Bylaws,

or otherwise)

of the

amounts
otherwise payable

under this

Agreement.

The Corporation’s

obligation

to indemnify

or advance

expenses under

this Agreement

to
Indemnitee who

is or

was serving

at the

request of

the Corporation

as a

director,

officer,

partner,

trustee, employee

or agent

of any
other entity

shall be

reduced by

any amount

Indemnitee has

actually received

as indemnification

or advancement

of expenses

from
that other entity.
13.
Amendments.

To the

extent that the provisions of this

Agreement are held to be inconsistent

with the provisions of
the Florida Business Corporation Act

(including Section 607.0859(1) thereof), the provisions

of that statute shall

govern. To the extent
that the Florida Business Corporation Act is later amended to permit a Florida corporation, without the need for shareholder approval, to provide

to its

directors

greater rights

to indemnification

or advancement

of Expenses

than

those specifically

set forth

here,

this
Agreement shall be deemed

amended to require the greater

indemnification or more liberal

advancement of Expenses to

Indemnitee,
in

each

case

consistent

with

the

Florida

Business

Corporation

Act

as

so

amended

from

time

to

time.

Otherwise,

no

supplement,
modification or amendment of this Agreement shall be binding unless executed in writing by the Corporation and Indemnitee.
14.
Subrogation. In the event of payment

under this Agreement, the Corporation shall be

subrogated to the extent of that
payment

to all

of the

rights of

recovery

of Indemnitee,

who shall

execute

all papers

required

and

shall do

everything that

may

be
necessary to secure those rights, including the execution of documents necessary to enable the Corporation effectively to bring suit to
enforce those rights; provided, however, that any rights of recovery of Indemnitee pursuant to any liability insurance policy separately
paid for by Indemnitee shall not be subject to subrogation under this Section

14 except that any amounts recovered under such policy
shall be subject to Section 12 hereof.
15.
Waiver.

No waiver of

any of the

provisions of

this Agreement shall

be deemed or

shall constitute a

waiver of

any
other provisions of this Agreement (whether or not similar) nor shall such a waiver constitute a continuing waiver.
16.
Binding Effect, Etc. This Agreement shall be binding

on and inure to the

benefit of and be enforceable by

the parties
to this Agreement and their respective successors or assigns (including any direct or indirect successor or assign by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Corporation), spouses, heirs, and personal and legal representatives.
17.
Applicability

of

Agreement.

This

Agreement

shall

apply

retroactively

with

respect

to

acts

or

omissions

of
Indemnitee occurring

since the

date that

Indemnitee first

became a

Director or

Officer,

and this

Agreement shall

continue in

effect
regardless of whether

Indemnitee continues to

serve as a Director

or Officer,

but only in respect

of acts or omissions

occurring prior
to the termination of Indemnitee’s service

as a Director or Officer.
18.
Severability.

If any provision

or provisions

of this Agreement

shall be held

to be invalid,

illegal, or unenforceable
for any reason whatsoever:
(a)
the validity,

legality, and

enforceability of the remaining

provisions of this Agreement

(including without
limitation, each portion

of any Section of

this Agreement containing

any such provision held

to be invalid,

illegal, or unenforceable,
that is not itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired by it;
(b)
the provision or provisions shall be deemed reformed

to the extent necessary to conform to applicable law
and to give the maximum effect to the intent of the parties to this Agreement;

and
(c)
to the fullest extent possible, the

provisions of this Agreement (including,

without limitation, each portion
of any Section of this Agreement containing any

provision held to be invalid, illegal,

or unenforceable, that is not itself invalid,

illegal,
or unenforceable) shall be construed so as to give effect to the intent manifested by it.
19.
Governing Law.

This Agreement shall

be governed by

and construed and

enforced in accordance

with the laws

of
the State of Florida applicable

to contracts made and to

be performed in Florida without giving

effect to the principles of conflicts

of
laws.
20.
Headings. The headings of

the Sections of this

Agreement are inserted for

convenience only and shall

not be deemed
to constitute part of this Agreement or to affect the construction of this Agreement.

21.
Inducement. The Corporation expressly confirms and agrees that it has entered into this

Agreement and assumed the
obligations imposed on it

under this Agreement

in order to

induce Indemnitee to

serve or continue to

serve as a

Director and/or Officer,
and the Corporation acknowledges that Indemnitee is relying on this Agreement in serving as a director, officer, employee or agent of the Corporation or,

at the request

of the Corporation,

as a director,

officer,

partner, trustee,

employee, or agent

of another foreign

or
domestic corporation, partnership, limited liability company,

joint venture, trust, employee benefit plan or other entity.
22.
Notice by Indemnitee. Indemnitee agrees promptly to notify the Corporation in writing upon being served with any
summons, citation, subpoena, complaint, indictment, information,

or other document relating to any Proceeding or matter which may
be subject to

indemnification or advancement

of Expenses covered

under this Agreement.

The failure of

Indemnitee so to

notify the
Corporation shall not relieve the Corporation of any obligation that it may have to Indemnitee under this Agreement or otherwise.
23.
Notices. All

notices, requests,

demands,

and other

communications under

this Agreement

shall be

in writing

and
shall

be

deemed

to

have

been

duly

given

if:

(i)

delivered

by

hand

and

receipted

for

by

the

party

to

whom

the

notice

or

other
communication shall have been

directed; or (ii) mailed by certified

or registered mail with postage

prepaid, on the third business day
after the date on

which it is so

mailed if to

the Corporation, to the

principal office address

of the Corporation,

or if to Indemnitee,

to
the address of Indemnitee last on file with the Corporation, or to any other address that may have been furnished to Indemnitee by the
Corporation or to the Corporation by Indemnitee, as the case may be.

The parties hereto have entered into this Agreement effective as of the date first above written.
The Corporation:
LESAKA TECHNOLOGIES, INC.
By:

____________________________________
Title:

____________________________________
Indemnitee:
__________________________________________
[ ]
Address:

[ ]